Huttig Building Products, Inc. Announces Fourth Quarter and Full Year 2013 Results

Huttig Returns to Net Profitability in 2013

ST. LOUIS, MO -- (Marketwired - February 19, 2014) - Huttig Building Products, Inc. (Huttig, or the Company) (NASDAQ: HBP), a leading domestic distributor of millwork, building materials and wood products, today reported financial results for the fourth quarter and year ended December 31, 2013.

Fourth Quarter and Full Year Highlights

  Net sales in the fourth quarter 2013 were $134.8 million, representing a 7% increase over prior year net sales of $125.6 million. Full year 2013 net sales were $561.5 million, representing an 8% increase over prior year net sales of $521.1 million.

  Net loss from continuing operations was $0.4 million in the fourth quarter 2013 compared to a net loss of $2.7 million in the prior year which included a goodwill impairment charge of $1.9 million. Full year 2013 net income from continuing operations was $3.6 million compared to a net loss of $0.1 million in the prior year which included a $2.4 million gain on disposal of capital assets and a $1.9 million goodwill impairment charge.

  Adjusted EBITDA was $1.3 million in the fourth quarter 2013 compared to $0.8 million in the prior year. Full year Adjusted EBITDA was $10.4 million compared to $6.2 million in the prior year.

  Total available liquidity was $41.8 million at December 31, 2013 compared to $26.6 million a year ago.

"We continued to show year over year financial improvement in 2013. We are pleased to report our eleventh consecutive quarterly improvement in net income, excluding special significant items. In addition, our liquidity position has strengthened through our operating results," said Jon Vrabely, Huttig's President and CEO. "In December our stock began trading on the NASDAQ which represents another milestone for Huttig and its shareholders. Our focus remains on executing our business strategy of delivering profitable sales growth and strong financial results for our stakeholders."

Balance Sheet

At December 31, 2013, Huttig had $0.6 million of cash and cash equivalents plus $41.2 million of excess availability under its credit facility for total available liquidity of $41.8 million. A year ago, Huttig had $2.3 million of cash and cash equivalents plus $24.3 million of excess availability under its credit facility for total available liquidity of $26.6 million. Total debt was $62.0 million and $59.8 million at December 31, 2013 and 2012, respectively.

More detailed information about Huttig's financial results for the year ended December 31, 2013 is included in Huttig's Annual Report on Form 10-K, which was filed on February 20, 2014.

About Huttig

Huttig Building Products, Inc., currently in its 129th year of business, is one of the largest domestic distributors of millwork, building materials and wood products used principally in new residential construction and in home improvement, remodeling and repair work. Huttig distributes its products through 27 distribution centers serving 41 states. The Company's wholesale distribution centers sell principally to building materials dealers, national buying groups, home centers and industrial users, including makers of manufactured homes.

Forward Looking Statements

This press release contains forward-looking information as defined by the Private Securities Litigation Reform Act of 1995. This information presents management's expectations, beliefs, plans and objectives regarding future financial performance, and assumptions or judgments concerning such performance. Any discussions contained in this press release, except to the extent that they contain historical facts, are forward-looking and accordingly involve estimates, assumptions, judgments and uncertainties. There are known and unknown factors that could cause actual results or outcomes to differ materially from those addressed in the forward-looking information. Such known factors are detailed in the Company's Annual Report on Form 10-K for the year ended December 31, 2013 filed with the Securities and Exchange Commission and in other reports filed by the Company with the Securities and Exchange Commission from time to time.

            SUMMARY OF FOURTH QUARTER AND FULL YEAR 2013 RESULTS
                   ($ in millions, except per share data)

                                                       (unaudited)
                                             Three Months Ended December 31,
                                             -------------------------------
                                                   2013            2012
                                             --------------- ---------------
Net sales                                    $ 134.8  100.0% $ 125.6  100.0%
Gross margin                                 $  27.4   20.3% $  24.4   19.4%
Operating expenses                           $  27.1   20.1% $  24.5   19.5%
Goodwill impairment                          $     -       - $   1.9    1.5%
Operating income (loss)                      $   0.3    0.2% $  (2.0)  -1.6%
Net (loss) from continuing operations        $  (0.4)  -0.3% $  (2.7)  -2.1%
Net loss from continuing operations per share
 - basic and diluted                         $ (0.02)        $ (0.12)
Cash provided by operating activities        $   0.3         $   7.1

                                                 Year Ended December 31,
                                             -------------------------------
                                                   2013            2012
                                             --------------- ---------------
Net sales                                    $ 561.5  100.0% $ 521.1  100.0%
Gross margin                                 $ 111.1   19.8% $ 100.7   19.3%
Operating expenses                           $ 104.8   18.7% $  98.4   18.9%
Goodwill impairment                          $     -       - $   1.9    0.4%
Gain on disposal of assets                   $     -       - $  (2.4)  -0.5%
Operating income                             $   6.3    1.1% $   2.8    0.5%
Net income (loss) from continuing operations $   3.6    0.6% $  (0.1)   0.0%
Net income from continuing operations per
 share - basic and diluted                   $  0.15         $     -
Cash provided by (used in) operating
 activities                                  $   1.2         $  (4.3)

               HUTTIG BUILDING PRODUCTS, INC. AND SUBSIDIARY
                   CONSOLIDATED STATEMENTS OF OPERATIONS
                    (In millions, cxcept per share data)

                                      (unaudited)
                                  Three Months Ended    Twelve Months Ended
                                     December 31,          December 31,
                                 --------------------  --------------------
                                    2013       2012       2013       2012
                                 ---------  ---------  ---------  ---------
Net sales                        $   134.8  $   125.6  $   561.5  $   521.1
Cost of sales                        107.4      101.2      450.4      420.4
                                 ---------  ---------  ---------  ---------
  Gross margin                        27.4       24.4      111.1      100.7
Operating expenses                    27.1       24.5      104.8       98.4
Goodwill impairment                      -        1.9          -        1.9
Gain on disposal of assets               -          -          -       (2.4)
                                 ---------  ---------  ---------  ---------
  Operating income (loss)              0.3       (2.0)       6.3        2.8
Interest expense, net                  0.7        0.7        2.6        2.9
                                 ---------  ---------  ---------  ---------
Income (loss) from continuing
 operations before income taxes       (0.4)      (2.7)       3.7       (0.1)
Provision for income taxes               -          -        0.1          -
                                 ---------  ---------  ---------  ---------
Net income (loss) from continuing
 operations                           (0.4)      (2.7)       3.6       (0.1)
Net loss from discontinued
 operations, net of taxes                -       (0.1)      (0.4)      (0.4)
                                 ---------  ---------  ---------  ---------
Net income (loss)                $    (0.4) $    (2.8) $     3.2  $    (0.5)
                                 =========  =========  =========  =========

Net income from continuing
 operations per share - basic and
 diluted                         $   (0.02) $   (0.12) $    0.15  $       -
Net loss from discontinued
 operations per share - basic and
 diluted                                 -      (0.01)     (0.02)     (0.02)
                                 ---------  ---------  ---------  ---------
Net income per share - basic and
 diluted                         $   (0.02) $   (0.13) $    0.13  $   (0.02)
                                 =========  =========  =========  =========

Weighted average shares
 outstanding:
  Basic shares outstanding            22.9       22.9       22.8       22.9
  Diluted shares outstanding          22.9       22.9       22.8       22.9

                HUTTIG BUILDING PRODUCTS, INC. AND SUBSIDIARY
                         CONSOLIDATED BALANCE SHEETS
                                (In millions)

                                                           December 31,
                                                      ----------------------
                                                         2013        2012
                                                      ----------  ----------

ASSETS
CURRENT ASSETS:
  Cash and equivalents                                $      0.6  $      2.3
  Trade accounts receivable, net                            43.8        41.7
  Inventories                                               66.7        55.0
  Other current assets                                       7.2         7.3
                                                      ----------  ----------
    Total current assets                                   118.3       106.3
                                                      ----------  ----------

PROPERTY, PLANT AND EQUIPMENT
  Land                                                       4.3         4.3
  Building and improvements                                 24.2        23.8
  Machinery and equipment                                   34.2        31.2
                                                      ----------  ----------
    Gross property, plant and equipment                     62.7        59.3
  Less accumulated depreciation                             46.1        43.7
                                                      ----------  ----------
    Property, plant and equipment, net                      16.6        15.6
                                                      ----------  ----------

OTHER ASSETS:
  Goodwill                                                   6.3         6.3
  Other                                                      1.9         2.2
  Deferred income taxes                                      7.9         7.1
                                                      ----------  ----------
    Total other assets                                      16.1        15.6
                                                      ----------  ----------
TOTAL ASSETS                                          $    151.0  $    137.5
                                                      ==========  ==========

               HUTTIG BUILDING PRODUCTS, INC. AND SUBSIDIARY
                        CONSOLIDATED BALANCE SHEETS
                      (In millions, except share data)

                                                           December 31,
                                                       --------------------
                                                          2013       2012
                                                       ---------  ---------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
  Current maturities of long-term debt                 $     1.2  $     0.6
  Trade accounts payable                                    40.3       31.2
  Deferred income taxes                                      7.9        7.1
  Accrued compensation                                       3.5        4.1
  Other accrued liabilities                                 13.1       14.3
                                                       ---------  ---------
    Total current liabilities                               66.0       57.3
                                                       ---------  ---------
NON-CURRENT LIABILITIES:
  Long-term debt, less current maturities                   60.8       59.2
  Other non-current liabilities                              1.3        1.9
                                                       ---------  ---------
    Total non-current liabilities                           62.1       61.1
                                                       ---------  ---------

SHAREHOLDERS' EQUITY
  Preferred shares; $.01 par (5,000,000 shares
   authorized)                                                 -          -
  Common shares; $.01 par (50,000,000 shares
   authorized: 24,317,192 and 23,920,195 shares issued
   at December 31, 2013, and December 31, 2012,
   respectively)                                             0.2        0.2
  Additional paid-in capital                                39.8       39.2
  Accumulated deficit                                      (17.1)     (20.3)
                                                       ---------  ---------
    Total shareholders' equity                              22.9       19.1
                                                       ---------  ---------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY             $   151.0  $   137.5
                                                       =========  =========

               HUTTIG BUILDING PRODUCTS, INC. AND SUBSIDIARY
                   CONSOLIDATED STATEMENTS OF CASH FLOWS
                               (In millions)

                                      (unaudited)
                                  Three Months Ended    Twelve Months Ended
                                     December 31,          December 31,
                                 --------------------  --------------------
                                    2013       2012       2013       2012
                                 ---------  ---------  ---------  ---------
Cash Flows From Operating
 Activities:
  Net income (loss)              $    (0.4) $    (2.8) $     3.2  $    (0.5)
  Adjustments to reconcile net
   income to net cash provided by
   (used in) operating
   activities:
    Net loss from discontinued
     operations                          -        0.1        0.4        0.4
    Depreciation and amortization      0.8        0.7        3.1        3.1
    Stock-based compensation           0.2        0.2        1.0        0.8
    Goodwill impairment                  -        1.9          -        1.9
    Gain on disposal of assets           -          -          -       (2.4)
    Changes in operating assets
     and liabilities:
      Trade accounts receivable       16.5       15.8       (2.1)      (2.3)
      Inventories                     (5.4)       1.5      (11.7)     (10.2)
      Trade accounts payable         (10.3)      (9.5)       9.1        2.9
      Other                           (1.1)      (0.8)      (1.8)       2.0
                                 ---------  ---------  ---------  ---------
    Total cash provided by (used
     in) operating activities          0.3        7.1        1.2       (4.3)
                                 ---------  ---------  ---------  ---------
Cash Flows From Investing
 Activities:
  Capital expenditures                (0.7)      (0.4)      (2.2)      (1.9)
  Proceeds from disposition of
   capital assets                        -          -          -        3.3
                                 ---------  ---------  ---------  ---------
    Total cash (used in) provided
     by investing activities          (0.7)      (0.4)      (2.2)       1.4
                                 ---------  ---------  ---------  ---------
Cash Flows From Financing
 Activities:
  Borrowings (payments) of debt,
   net                                (2.0)      (6.5)      (0.3)       3.4
  Repurchase shares of common
   stock                                 -        1.1       (0.4)       1.1
                                 ---------  ---------  ---------  ---------
    Total cash (used in) provided
     by financing activities          (2.0)      (5.4)      (0.7)       4.5
                                 ---------  ---------  ---------  ---------
Net increase (decrease) in cash
 and equivalents                      (2.4)       1.3       (1.7)       1.6
Cash and equivalents, beginning
 of period                             3.0        1.0        2.3        0.7
                                 ---------  ---------  ---------  ---------
Cash and equivalents, end of
 period                          $     0.6  $     2.3  $     0.6  $     2.3
                                 =========  =========  =========  =========

Reconciliation of Non-GAAP Measures

The Company's definition of Adjusted EBITDA is net income (loss) adjusted for interest, income taxes, depreciation and amortization and other special significant items as listed in the table below.

We present Adjusted EBITDA because it is a primary measure used by management, and in our industry, to evaluate operating performance and enhances investors' overall understanding of the financial performance of our business. Adjusted EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net income (loss) as a measure of operating performance. We compensate for the limitations of using non-GAAP financial measures by using them to supplement GAAP results to provide a more complete understanding of the factors affecting the business other than GAAP results alone. Because not all companies use identical calculations, our presentation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies.

Adjusted EBITDA

The following table presents a reconciliation of net income (loss), the most directly comparable financial measure under U.S. GAAP, to Adjusted EBITDA for the periods presented (amounts in millions):

               HUTTIG BUILDING PRODUCTS, INC. AND SUBSIDIARY
                   CONDENSED CONSOLIDATED ADJUSTED EBITDA
                                (unaudited)
                               (In Millions)

                                  Three Months Ended    Twelve Months Ended
                                     December 31,          December 31,
                                 --------------------  --------------------
                                    2013       2012       2013       2012
                                 ---------  ---------  ---------  ---------
Net income (loss)                $    (0.4) $    (2.8) $     3.2  $    (0.5)
Discountinued Operations                 -        0.1        0.4        0.4
Interest expense, net                  0.7        0.7        2.6        2.9
Provision for income taxes               -          -        0.1          -
Depreciation and amortization          0.8        0.7        3.1        3.1
Stock compensation expense             0.2        0.2        1.0        0.8
Goodwill impairment                      -        1.9          -        1.9
Gain on disposal of assets               -          -          -       (2.4)
                                 ---------  ---------  ---------  ---------
Adjusted EBITDA                  $     1.3  $     0.8  $    10.4  $     6.2
                                 =========  =========  =========  =========

Contact Info:

Don Hake
investor@huttig.com